SCHEDULE 14A INFORMATION
            PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                    SECURITIES EXCHANGE ACT OF 1934
                     (Amendment No. ______________)


Filed by the Registrant    /X/
Filed by a party other than the Registrant   / /

Check the appropriate box:
/ /  Preliminary proxy statement
/ / Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                           Westamerica Bancorporation
            ------------------------------------------------
            (Name of Registrant as Specified in Its Charter)

                           Westamerica Bancorporation
  ------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) or Schedule 14A

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1)  Title of each class of securities to which transactions applies:

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(2)  Aggregate number of securities to which transactions applies:

----------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

----------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:

----------------------------------------------------------------------------

(5)  Total fee paid:

----------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing party:

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(4)  Date filed:

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

                           WESTAMERICA BANCORPORATION

                                [LOGO GOES HERE]

                              1108 FIFTH AVENUE
                         SAN RAFAEL, CALIFORNIA 94901
                                March 20, 1996

To Our Shareholders:

   The Annual Meeting of Shareholders of Westamerica Bancorporation will be held at 7:30 p.m. on Tuesday, April 23, 1996, at the Showcase Theatre, Marin Center, San Rafael, California, as stated in the formal notice accompanying this letter. We hope you will plan to attend.

   At the Annual Meeting, the shareholders will be asked to elect directors, to approve the selection of independent auditors and to consider a shareholder proposal.

   Please sign and return the enclosed proxy as promptly as possible so that your shares may be represented at the Annual Meeting. If you attend, you may vote in person even though you previously returned your proxy.

   We look forward to seeing you at the Annual Meeting.

                                        Sincerely,

                                        /S/ DAVID L. PAYNE

                                        DAVID L. PAYNE
                                        Chairman of the Board

                          WESTAMERICA BANCORPORATION
                              1108 FIFTH AVENUE
                         SAN RAFAEL, CALIFORNIA 94901

                                  ----------

           NOTICE OF ANNUAL MEETING OF SHAREHOLDERS--APRIL 23, 1996

To the Shareholders of WESTAMERICA BANCORPORATION:

   The Annual Meeting of Shareholders will be held at the Showcase Theatre, Marin Center, San Rafael, California, on Tuesday, April 23, 1996, at 7:30 p.m. for the purpose of:

      1. Electing 12 directors;

      2. Approving the selection of independent auditors for 1996;

      3. Consideration of a shareholder proposal to change the method of compensating the members who serve on the Board of Directors; and

      4. Transacting such other business as may properly come before the Annual Meeting.

   Shareholders of record at the close of business on March 1, 1996, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. You are cordially invited to attend the Annual Meeting.

   Please complete, sign and date the accompanying proxy and mail it at once in the enclosed envelope. No postage is necessary if mailed within the United States.

   WESTAMERICA BANCORPORATION'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995 IS ENCLOSED. THE ANNUAL REPORT CONTAINS FINANCIAL AND OTHER INFORMATION ABOUT THE ACTIVITIES OF WESTAMERICA BANCORPORATION, BUT IT IS NOT TO BE DEEMED A PART OF THE PROXY SOLICITING MATERIALS.


                                   BY ORDER OF THE BOARD OF
                                   DIRECTORS

                                   /S/ MARY ANNE BELL

                                   Mary Anne Bell
                                   Acting Secretary


Dated: March 20, 1996

--------------------------------------------------------------------------------
                            YOUR VOTE IS IMPORTANT
YOU ARE URGED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES.
--------------------------------------------------------------------------------

                              TABLE OF CONTENTS


                                                                          PAGE
                                                                        --------

GENERAL ........................................................           1

ELECTION OF DIRECTORS ..........................................           2

CERTAIN INFORMATION ABOUT THE BOARD OF DIRECTORS AND CERTAIN
 COMMITTEES OF THE BOARD .......................................           3

EXECUTIVE OFFICERS .............................................           5

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
 MANAGEMENT ....................................................           5

EXECUTIVE COMPENSATION .........................................           8

RETIREMENT BENEFITS AND OTHER ARRANGEMENTS .....................          10

BOARD COMPENSATION COMMITTEE REPORT ............................          11

STOCK PERFORMANCE CHART ........................................          13

APPROVAL OF AUDITORS ...........................................          13

SHAREHOLDER PROPOSAL ...........................................          14

OTHER MATTERS ..................................................          15

                          WESTAMERICA BANCORPORATION
                              1108 FIFTH AVENUE
                         SAN RAFAEL, CALIFORNIA 94901

                                  ----------

                               PROXY STATEMENT
                                March 20, 1996

                                  ----------

                                   GENERAL

   This proxy statement is furnished in connection with the solicitation of proxies by the Westamerica Bancorporation (the "Corporation") Board of Directors (the "Board") for use at the Annual Meeting of Shareholders to be held at 7:30 p.m., Tuesday, April 23, 1996, at the Showcase Theatre, Marin Center, San Rafael, California, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders (the "Meeting"). This proxy statement and proxy were first mailed to shareholders on or about March 20, 1996.

   Voting Rights and Vote Required. Shareholders of record of the Corporation's Common Stock at the close of business on March 1, 1996, the record date, are entitled to vote at the Meeting. On that date, 9,791,109 shares of stock were outstanding. The determination of shareholders entitled to vote at the Meeting and the number of votes to which they are entitled was made on the basis of the Corporation's records as of the record date.

   Each share is entitled to one vote, except that with respect to the election of directors, a shareholder may cumulate votes as to candidates nominated prior to voting if any shareholder gives notice of intent to cumulate votes at the Meeting prior to the voting. If any shareholder gives such notice, all shareholders may cumulate their votes for nominees. Under cumulative voting, each share carries as many votes as the number of directors to be elected, and the shareholder may cast all of such votes for a single nominee or distribute them in any manner among as many nominees as desired.

   In the election of directors, the 12 nominees receiving the highest number of votes will be elected. Approval of the selection of the independent auditors will require the affirmative vote of a majority of the shares represented and voting at the Meeting. Approval of the shareholder's proposal which proposes changing the method of compensating the members of the Board will also require the affirmative vote of a majority of the shares represented and voting at the Meeting. Abstentions will not count as votes in favor of the election of directors or any of the other proposals.

   Quorum. A majority of the shares entitled to vote, represented either in person or by a properly executed proxy, will constitute a quorum at the Meeting. Shares which abstain from voting and "broker non-votes" (shares as to which brokerage firms have not received voting instructions from their clients and therefore do not have the authority to vote the shares at the Meeting) will be counted for purposes of determining a quorum only.

   Voting of Proxies. The shares represented by all properly executed proxies received in time for the Meeting will be voted in accordance with the shareholders' choices specified therein; provided, however, that where no choices have been specified, the shares will be voted to approve the selection of KPMG Peat Marwick LLP as independent auditors and to disapprove the shareholder's proposal to change the method of compensating the members of the Board. When exercising the powers granted to proxy holders under the caption "ELECTION OF DIRECTORS," the shares will be voted for the election of directors in the manner described therein.

   The Board knows of no matters to be brought before the Meeting other than the election of directors, the selection of independent auditors for 1996 and the consideration of a shareholder proposal. If, however, any other matters of which the Board is not now aware are properly presented for action, it is the intention of the proxy holders named in the enclosed form of proxy to vote such proxy on such matters in accordance with their best business judgment.

   Revocability of Proxy. The delivery of the enclosed proxy does not preclude the shareholder delivering the proxy from voting in person or changing the proxy should the shareholder so desire. The proxy may be revoked by a written directive to the Corporation, by another proxy subsequently executed and presented at the Meeting at any time prior to the actual voting or by attendance and voting at the Meeting.

   Shareholder Proposals. Proposals of shareholders to be considered for inclusion in the Corporation's annual proxy statement for next year's annual meeting must be received at the Corporation's executive offices at 1108 Fifth Avenue, San Rafael, California 94901, no later than November 19, 1996.

                            ELECTION OF DIRECTORS

   The number of directors of the Board to be elected at the Meeting to hold office for the ensuing year and until their successors are elected and qualified is 12. It is the intention of the proxy holders named in the enclosed proxy to vote such proxies (except those containing contrary instructions) for the 12 nominees named below.

   The Board does not anticipate that any of the nominees will be unable to serve as a director, but if that should occur before the Meeting, the proxy holders reserve the right to substitute as nominee and vote for another person of their choice in the place and stead of any nominee unable so to serve. The proxy holders reserve the right to cumulate votes for the election of directors and cast all of such votes for any one or more of the nominees, to the exclusion of the others, and in such order of preference as the proxy holders may determine in their discretion.

   Nominees. The nominees for election to the office of director of the Board are named and certain information with respect to them is given below. The information has been furnished to the Corporation by the respective nominees.
All of the nominees have engaged in their indicated principal occupation for more than five years, unless otherwise indicated.

                                                                                          DIRECTOR
NAME OF NOMINEE                                  PRINCIPAL OCCUPATION                      SINCE
---------------------------- ----------------------------------------------------------- ----------
Etta Allen ..................Mrs. Allen, born in 1929, is president and owner of Allen
                             Heating and Sheet Metal of Greenbrae.                          1988

Louis E. Bartolini ..........Mr. Bartolini, born in 1932, retired in 1988 as a vice president and financial consultant with Merrill Lynch,
                             Pierce, Fenner & Smith, Inc.                                   1991

Charles I. Daniels, Jr.  ....Mr. Daniels, born in 1926, is president and owner of House
                             of Daniels, Inc., of Novato, a beverage distribution firm.     1989

Don Emerson .................Mr. Emerson, born in 1928, was president of Calso Company.
                             He presently devotes his time to personal investments.         1979

Arthur C. Latno, Jr. ........Mr. Latno, born in 1929, was an Executive Vice President for Pacific Telesis Group (formerly Pacific Telephone Co.).
                             Mr. Latno retired from that company in November of 1992.       1985

Patrick D. Lynch ............Mr. Lynch, born in 1933, is a consultant and director for
                             several high technology firms.                                 1986

Catherine Cope MacMillan  ...Ms. MacMillan, born in 1947, is president and owner of The
                             Firehouse Restaurant in Sacramento.                            1985

Dwight H. Murray, Jr., M.D.  Dr. Murray, born in 1927, is a self-employed vascular general surgeon and is an Associate Clinical Professor of
                             Surgery at University of California at San Francisco.          1993

                                                                                          DIRECTOR
NAME OF NOMINEE                                  PRINCIPAL OCCUPATION                      SINCE
---------------------------- ----------------------------------------------------------- ----------
Ronald A. Nelson ............Mr. Nelson, born in 1942, was vice president of Charles M.
                             Schulz Creative Associates, a general partner in various
                             Schulz partnerships and trustee for various Schulz trusts
                             and the Schulz foundation. He now devotes his time to
                             personal investments.                                          1988

Carl R. Otto ................Mr. Otto, born in 1946, is the President and Chief
                             Executive Officer of John F. Otto, Inc., a general
                             contracting firm in Sacramento.                                1992

David L. Payne ..............Mr. Payne, born in 1955, is the Chairman of the Board,
                             President and Chief Executive Officer of the Corporation.
                             Mr. Payne is President and Chief Executive Officer of
                             Gibson Printing and Publishing Company and Gibson Radio and
                             Publishing Company, which are newspaper, commercial
                             printing and real estate investment companies headquartered
                             in Vallejo.                                                    1984

Edward B. Sylvester .........Mr. Sylvester, born in 1936, is the owner of Sylvester
                             Engineering, Inc., a civil engineering and planning firm.      1979

               CERTAIN INFORMATION ABOUT THE BOARD OF DIRECTORS
                     AND CERTAIN COMMITTEES OF THE BOARD

   The Board held a total of 13 meetings during 1995. Every director attended at least 75% of the aggregate of: (i) the 13 Board meetings; and (ii) all of the Committee meetings of such Committee on which such director served.

   Committees of the Board. The Board has an Executive Committee, the members of which are D. L. Payne, Chairman, D. Emerson, A. C. Latno, Jr., P. D. Lynch and
E. B. Sylvester. The Board delegates to the Executive Committee, subject to control of the Board and subject to the limitations of California General Corporation Law, any powers and authority of the Board in the management of the business and affairs of the Corporation. The Executive Committee held 12 meetings in 1995.

   The Board has an Audit Committee, the members of which are R. A. Nelson, Chairman, E. Allen, L. E. Bartolini, C. I. Daniels, Jr. and C. R. Otto. The Audit Committee reviews with the Corporation's independent auditors and management the Corporation's accounting principles, policies and practices and its reporting policies and practices. The Audit Committee reviews with the independent auditors the plan and results of the auditing engagement and reviews the scope and results of the procedures of the Corporation's internal Audit Department. The Audit Committee conducts investigations of the adequacy of the Corporation's internal accounting procedures and reviews the results of such investigations with the Corporation's internal audit staff and with the Board. The Audit Committee reviews the reports of examinations conducted by bank regulatory authorities. The Audit Committee held 6 meetings in 1995.

   The Board has an Employee Benefits and Compensation Committee, the members of which are P. D. Lynch, Chairman, E. Allen, D. Emerson, A. C. Latno, Jr., C. C. MacMillan and R. A. Nelson. The Employee Benefits and Compensation Committee administers and carries out the terms of the Corporation's employee stock option plans as well as the tax deferred savings and retirement plans. The Employee Benefits and Compensation Committee administers the Corporation's compensation programs and reviews and recommends to the Board the compensation level for the executive officers of the Corporation and its subsidiaries. The Employee Benefits and Compensation Committee also reviews the performance of and recommends promotions for the executive officers of the Corporation. The Employee Benefits and Compensation Committee held 5 meetings in 1995.

   The Board has a Nominating Committee for the election of directors, the members of which are A. C. Latno, Jr., Chairman, L. E. Bartolini, C. I. Daniels, Jr., D. Emerson, C. C. MacMillan, D. L. Payne and E. B. Sylvester. The Nominating Committee is responsible for reviewing the fees paid to directors for attendance at Board and Committee meetings and making recommendations with respect thereto. The Nominating Committee will consider shareholder nominations for election to the Board submitted in accordance with section 2.14 of the Bylaws of the Corporation ("Section 2.14"). Section 2.14 requires that nominations be submitted in writing to the Secretary (or Assistant Secretary) of the Corporation within not less than 14 days nor more than 50 days prior to the annual meeting at which directors will be elected and that nominations contain certain specified information regarding the nominee and the nominating shareholder. The Nominating Committee did not meet in 1995.

   The Board has a Loan and Investment Committee, the members of which are E. B. Sylvester, Chairman, A. C. Latno, Jr., P. D. Lynch and C. C. MacMillan. The Loan and Investment Committee is responsible for reviewing major loans and investment policies and for monitoring the activities related to the Community Reinvestment Act. The Loan and Investment Committee met 12 times in 1995.

   Directors' Fees. During 1995, directors of the Corporation and Westamerica Bank ("WAB") received an annual retainer of $14,000. Each director received $1,000 for each meeting of the Board that he or she attended, except that if the director was a member of the Board of both the Corporation and a subsidiary bank and both Boards met on the same day, the director only received a single $1,000 fee for attending both meetings.

   During 1995, nonemployee directors received $500 for each Committee meeting of the Board attended. The Chairman of each Committee received an additional $250, for a total of $750, for each Committee meeting attended. The Chairman of the Board, D. L. Payne, is compensated as an employee and did not receive an annual retainer or director's fees.

   Indebtedness of Directors and Management. Certain of the directors, executive officers and their associates have had banking transactions with subsidiaries of the Corporation in the ordinary course of business. All outstanding loans and commitments included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, did not involve more than a normal risk of collectibility and did not present other unfavorable features.

                              EXECUTIVE OFFICERS

   The executive officers of the Corporation and WAB serve at the pleasure of the Board and are subject to annual appointment by the Board at its first meeting following the Annual Meeting of Shareholders. It is anticipated that each of the executive officers listed below will be reappointed to serve in such capacities at the first meeting of the Board following the Meeting. The executive officers include David L. Payne, President and Chief Executive
Officer, about whom information is provided above, and the following persons:

                                                                                HELD
NAME OF EXECUTIVE                            POSITION                          SINCE
------------------- --------------------------------------------------------- -------
James M. Barnes  ...MR. BARNES, born in 1953, is Executive Vice President and
                    Chief Financial Officer for the Corporation.               1985
E. Joseph Bowler  ..Mr. Bowler, born in 1936, is Senior Vice President and
                    Treasurer for the Corporation.                             1980
Robert W. Entwisle  Mr. Entwisle, born in 1947, is Senior Vice President in
                    charge of the Banking Division of WAB.                     1986
Evan N. Fricker  ...Mr. Fricker, born in 1938, is Vice President and General
                    Auditor for the Corporation.                               1983
Charles L. Fritz  ..Mr. Fritz, born in 1936, is Executive Vice President and
                    Chief Credit Officer of the Corporation.                   1988
Dennis R. Hansen  ..Mr. Hansen, born in 1950, is Senior Vice President and
                    Controller for the Corporation.                            1978
Thomas S. Lenz .....Mr. Lenz, born in 1937, is Senior Vice President and
                    Chief Credit Administrator of WAB.                         1989
                    Mr. Tjian, born in 1939, is Senior Vice President and
Hans T. Y. Tjian  ..Manager of the Operations and Systems Administration
                    Division of WAB.                                           1989

                        SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

   Security Ownership of Certain Beneficial Owners. To the best knowledge of the Corporation, as of February 1, 1996, no person or entity was the beneficial owner of more than 5% of the Corporation's outstanding shares. For the purpose of this disclosure and the disclosure of ownership of shares by management below, shares are considered to be "beneficially" owned if the person has or shares the power to vote or direct the voting of the shares, the power to dispose of or direct the disposition of the shares, or the right to acquire beneficial ownership (as so defined) within 60 days of February 1, 1996.


   Security Ownership of Directors and Management. The following table shows the number of common shares and the percentage of the common shares beneficially owned (as defined above) by each of the current directors, by each of the nominees for election to the office of director, by the Chief Executive Officer and the four other most highly compensated executive officers and by all directors and executive officers of the Corporation as a group as of February 1, 1996.

                                      AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP
                               -----------------------------------------------------
                                                             RIGHT TO
                                    SOLE        SHARED     ACQUIRE WITHIN
                                 VOTING AND   VOTING AND     60 DAYS OF                PERCENT OF
                                 INVESTMENT   INVESTMENT     FEBRUARY 1,               SHARES OF
              NAME                 POWER        POWER          1996(1)      TOTAL(2)    CLASS(3)
              ----             ------------ ------------ ----------------- --------- ------------
Etta Allen(4) .................      3,553                                     3,553       *
Louis E. Bartolini(5) .........        600                                       600       *
Charles I. Daniels, Jr.  ......        686                                       686       *
Don Emerson ...................     21,475                                    21,475       *
Arthur C. Latno, Jr.(6)  ......      1,043                                     1,043       *
Patrick D. Lynch ..............        500                                       500       *
Catherine C. MacMillan ........        500                                       500       *
Dwight H. Murray, Jr.(7)  .....     59,925                                    59,925       *
Ronald A. Nelson(8) ...........     12,000                                    12,000       *
Carl R. Otto ..................      2,000                                     2,000       *
David L. Payne(9) .............    194,309       3,642         66,433        264,384     2.84%
Edward B. Sylvester(10)  ......     27,336                                    27,336       *
James M. Barnes ...............     14,005       3,390         34,366         51,761       *
Robert W. Entwisle(11) ........      6,899       2,340         23,716         32,955       *
Hans T. Y. Tjian(12) ..........     18,689       3,566         24,700         46,955       *
Charles L. Fritz(13) ..........     16,560       3,503         16,900         36,963       *
All 20 Directors and Executive
 Officers as a Group ..........    415,693      34,552        207,628        657,873     6.97%

----------
  * Indicates that the percentage of the outstanding shares beneficially owned is less than one percent (1%).
 (1) Includes restricted performance shares vesting on March 31, 1996.
 (2) Includes directors' qualifying shares.
 (3) In calculating the percentage of ownership, all shares which the identified person or persons have the right to acquire by exercise of options are deemed to be outstanding for the purpose of computing the percentage of the class owned by such person but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.
 (4) Includes 3,450 shares held in a trust as to which Mrs. Allen is trustee.
 (5) Includes 300 shares held in a profit sharing account for the benefit of Mr. Bartolini.
 (6) Includes 400 shares owned by Mr. Latno's wife as to which Mr. Latno disclaims beneficial ownership.
 (7) Includes 1,704 shares owned by Dr. Murray's wife, 406 shares owned by Dr. Murray's wife as custodian for their grandchildren and 9,294 shares owned in joint tenancy by Dr. Murray's wife and his father-in-law, as to all of which Dr. Murray disclaims beneficial ownership.
 (8) Includes 2,000 shares held in a trust, as to which Mr. Nelson is co-trustee with sole voting and investment power.
 (9) Includes 176,279 shares owned by Gibson Radio and Publishing Company, of which Mr. Payne is President and Chief Executive Officer, as to which Mr. Payne disclaims beneficial ownership.
(10) Includes 58 shares owned jointly by Mr. Sylvester's wife, with her mother and her sister, as to which Mr. Sylvester disclaims beneficial ownership.
(11) Includes 6,589 shares held in a trust, as to which Mr. Entwisle is co-trustee with sole voting and investment power.
(12) Held in a trust, as to which Mr. Tjian is co-trustee with sole voting and investment power.
(13) Includes 1,300 shares owned by Mr. Fritz's wife, as to which Mr. Fritz disclaims beneficial ownership.

   Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Corporation's directors and executive officers and persons who own more than 10% of a registered class of the Corporation's equity securities to file with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Corporation. Officers, directors and greater than 10% shareholders are required by the SEC to furnish the Corporation with copies of all Section 16(a) forms they file.

   To the Corporation's knowledge, based on a review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, during the fiscal year ended December 31, 1995, the Corporation was in compliance with all Section 16(a) filing requirements applicable to its officers, directors and 10% shareholders.

                            EXECUTIVE COMPENSATION

   The following Summary Compensation Table sets forth the compensation of the Corporation's Chief Executive Officer and the four other most highly compensated executive officers for services in all capacities to the Corporation, WAB and other subsidiaries during 1995, 1994 and 1993:

                          SUMMARY COMPENSATION TABLE

                                                                                       ALL OTHER
                                                                                       COMPENSA-
                              ANNUAL COMPENSATION            LONG-TERM COMPENSATION     TION(4)
                    -------------------------------------- ------------------------- -----------
      NAME AND                                              RESTRICTED   SECURITIES
      PRINCIPAL                                               STOCK      UNDERLYING
      POSITION        YEAR    SALARY    BONUS(1)  OTHER(2)   AWARDS(3)    OPTIONS(3)
     ----------     ------ ---------- ---------- --------- ------------ ------------
David L. Payne,       1995   $272,016   $232,800   $ 3,174   $281,400     24,600       $12,291
CEO                   1994    272,016    200,000     2,379    174,038     27,050         8,367
                      1993    260,016    190,000    12,836    187,425     13,000         7,088
James M. Barnes,      1995   $149,040   $115,200   $12,847   $100,500      5,900       $ 9,000
EVP & CFO             1994    149,040    102,400    12,777     60,775      6,450         3,750
                      1993    149,040    100,600    12,508     72,275      4,650         4,497
Robert W. Entwisle,   1995   $134,280   $ 70,000   $15,179   $ 90,450      5,300       $12,142
SVP                   1994    134,280     62,600    15,937     55,250      5,850         6,369
                      1993    134,280     68,500    15,839     64,925      4,200         6,216
Hans T. Y. Tjian,     1995   $130,008   $ 66,800   $15,405   $ 82,075      4,800       $ 9,000
SVP                   1994    130,008     66,600    16,230     44,200      5,250         3,750
                      1993    130,008     65,700    14,714     58,800      3,800         4,497
Charles L. Fritz,     1995   $120,960   $ 59,800   $15,260   $ 82,075      4,800       $ 9,000
EVP & CCO             1994    120,960     57,800    15,004     49,725      5,250         3,750
                      1993    120,942     56,500    13,728     58,800      3,800         8,069

----------
(1) Includes bonuses in the year in which they were earned.
(2) Includes monthly auto allowance for each individual, the amount of any taxable perquisites and split dollar life insurance for Mr. Payne in 1995, 1994 and 1993.
(3) The Corporation grants restricted performance shares and nonqualified stock options in the first quarter of each year based on corporate performance in the prior calendar year. These grants are reported in the year in which they were granted. As with all outstanding shares of common stock, dividends are paid on vested restricted performance shares. At December 31, 1995 these individuals held the following unvested restricted performance shares with the following fair market values, based on a price of $43.25 per share:
    Payne (25,450 shares valued at $1,100,713); Barnes (9,850 shares valued at $426,013); Entwisle (8,850 shares valued at $382,763); Tjian (8,000 shares valued at $346,000); and Fritz (8,000 shares valued at $346,000). The following table sets forth the restricted performance share grants which were made on the following dates to the named individuals:

                 JANUARY 27, 1993           JANUARY 26, 1994           JANUARY 26, 1995
            MARKET PRICE: $24.50/SHARE MARKET PRICE: $28.50/SHARE MARKET PRICE: $30.75/SHARE
           -------------------------- -------------------------- --------------------------
    Payne            7,650                      9,350                      8,450
    Barnes           2,950                      3,600                      3,300
    Entwisle         2,650                      3,250                      2,950
    Tjian            2,400                      2,950                      2,650
    Fritz            2,400                      2,950                      2,650

 (4) Includes 1995 matching contributions made by the Corporation under the Westamerica Bancorporation Tax-Deferred Savings/Retirement Plan (ESOP) for the accounts of Messrs. Payne, Barnes, Entwisle, Tjian and Fritz of $9,000 each.


   The following  table describes  stock options and stock  appreciation  rights
("SARs") that were granted pursuant to the Westamerica Bancorporation 1985 Stock
Option Plan (the "1985 Stock Option Plan") to the Corporation's  Chief Executive
Officer and the four other most highly compensated executive officers in the fiscal year ended December 31, 1995. All of these grants were made on January
25, 1995, based on achievement of 1994 corporate performance objectives.

                    OPTION/SAR GRANTS IN LAST FISCAL YEAR

                        NUMBER          PERCENT
                     OF SECURITIES      OF TOTAL                                   GRANT
                      UNDERLYING    OPTIONS GRANTED                                 DATE
                        OPTIONS     TO ALL EMPLOYEES  EXERCISE     EXPIRATION     PRESENT
NAME                  GRANTED(1)     IN FISCAL YEAR    PRICE          DATE        VALUE(2)
----               --------------- ---------------- ---------- ---------------- ----------
David L. Payne  ...    24,600              21%         $30.75   January 25, 2005 $308,730
James M. Barnes  ..     5,900              5%          $30.75   January 25, 2005 $ 74,045
Robert W. Entwisle      5,300              5%          $30.75   January 25, 2005 $ 66,515
Hans T. Y. Tjian  .     4,800              4%          $30.75   January 25, 2005 $ 60,240
Charles L. Fritz  .     4,800              4%          $30.75   January 25, 2005 $ 60,240

----------
(1) All options are nonqualified stock options which vest over a three-year period: 1/3 one year after grant date, 2/3 two years after grant date, and fully three years from grant date. All options have an exercise price equal to the market value on the date of grant. The terms of all of the Corporation's stock option plans provide that options may become exercisable in full in the event of a change of control as defined in each stock option plan.
(2) A Black-Scholes option pricing model using standard assumptions, including 11.5% annual dividend growth, a risk-free rate equal to the ten-year U.S. Treasury yield of 5.61%, volatility of 20% and a ten-year maturity, was used to derive the per share option value of $12.55.


   The following table sets forth the stock options or SARs exercised in 1995 and the December 31, 1995 unexercised value of both vested and unvested stock options and SARs for the Corporation's Chief Executive Officer and the four other most highly compensated executive officers.

           AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                           DECEMBER 31, 1995 VALUES

                                                 NUMBER OF UNEXERCISED         VALUE OF UNEXERCISED
                                                   OPTIONS/SARS AT          IN-THE-MONEY OPTIONS/SARS
                       SHARES                     DECEMBER 31, 1995          AT DECEMBER 31, 1995(1)
                      ACQUIRED      VALUE   ----------------------------- -----------------------------
NAME                 ON EXERCISE   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----               ------------- ---------- ------------- --------------- ------------- ---------------
David L. Payne  ...         0           --       37,232        46,968        $795,597      $662,699
James M. Barnes  ..    19,892     $448,834       30,698        11,750        $754,081      $168,130
Robert W. Entwisle        525     $ 13,847       22,925        10,600        $498,705      $151,741
Hans T. Y. Tjian  .         0           --       17,683         9,567        $412,951      $136,921
Charles L. Fritz  .         0           --        9,833         9,567        $216,001      $136,921

----------
(1) Fair market value of the Corporation's Common Stock was $43.25 per share on December 31, 1995.

                  RETIREMENT BENEFITS AND OTHER ARRANGEMENTS

DEFINED BENEFIT RETIREMENT PLAN

   Illustrated below are the estimated annual retirement benefits, based upon a single life annuity, which would be payable under the terms of the Corporation's retirement plan to employees, in the salary ranges shown, retiring at or after age 65 in 1995.

                              PENSION PLAN TABLE


                                             YEARS OF SERVICE
                                   ESTIMATED ANNUAL RETIREMENT INCOME
  VALUATION PERIOD          -------------------------------------------------
AVERAGE COMPENSATION            15        20        25        30        35
--------------------        --------- --------- --------- --------- ---------

$ 60,000 ...................$14,800   $19,700   $24,600   $ 29,600  $ 34,500
 100,000 ................... 25,600    34,100    42,600     51,200    59,700
 140,000 ................... 36,400    48,500    60,600     72,800    84,900
 150,000 (1994 maximum)  ... 39,100    52,100    65,200     78,200    91,200
 180,000 ................... 47,200    62,900    78,600     94,400   110,100
 200,000 (pre-1994 maximum)  52,600    70,100    87,700    105,200   122,700

   The Corporation's retirement plan provides for minimum pension benefits that are determined by a participant's years of service credited under the plan, career average compensation, taking into account the participant's social security wage base, and the value of the participant's company contributions, plus earnings, in the Westamerica Bancorporation Deferred Profit-Sharing Plan (the "Deferred Profit-Sharing Plan"). If the annuity value of the profit-sharing account balance exceeds the pension guarantee, the participant will receive benefits from the Deferred Profit-Sharing Plan only. Compensation includes regular earnings and bonuses. However, maximum eligible compensation for 1995 is $150,000 in accordance with section 401(a)(17) of the Internal Revenue Code of 1986, as amended (the "IRC"). This amount is subject to cost of living adjustments in accordance with section 415(d) of the IRC. Benefits are not subject to deduction for social security or other offset amounts.

   Messrs. Payne, Barnes, Entwisle, Tjian and Fritz have six, ten, fifteen, six and seven years, respectively, of credited service.

CERTAIN EMPLOYMENT CONTRACTS

   WAB entered into an employment agreement with Mr. Barnes, dated January 7, 1987. WAB also entered into an employment agreement with Mr. Entwisle dated January 7, 1987. The agreements of these individuals are essentially identical except for salary and term. Mr. Barnes' annual base salary is $149,040 and Mr. Entwisle's is $134,280. The agreements are "evergreen" in that their terms are automatically extended for one additional month upon completion of each additional month of employment, unless WAB gives Mr. Barnes or Mr. Entwisle two or one years', respectively, notice of intent to terminate.

   Each of Mr. Barnes and Mr. Entwisle is entitled to (i) receive a car allowance of $1,000 per month; (ii) participate in WAB's executive bonus plan;
(iii) participate in the Corporation's stock option plans; and (iv) vacation leave. WAB may terminate each of these executive's employment without cause and each of these executives may terminate his employment for "good reason," as defined in the agreements. Under such circumstances, however, Messrs. Barnes and Entwisle each would be entitled to severance pay equal to the sum of: (i) two or one, respectively, times his base salary; (ii) his maximum bonus(es) had he remained employed two or one, respectively, additional years past the date of termination; and (iii) an amount equal to his automobile allowance for the two or one, respectively, years preceding the date of termination.

   The agreements with Messrs. Barnes and Entwisle also provide for the payment to the executive of liquidated damages upon termination of employment by WAB without cause or termination by the executive for "good reason." Under the terms of the agreements, the amount of liquidated damages is reduced by any severance pay received by the executive and the executive is under a duty to mitigate his damages.

   Hans T. Y. Tjian accepted a position with WAB as Senior Vice President and Manager of Operations and Systems Administration under the terms set forth in a letter agreement dated April 14, 1989. Under the terms of this agreement, Mr. Tjian is entitled to: (i) receive an annual salary of $130,000; (ii) receive a car allowance of $1,000 per month; (iii) participate in WAB's executive bonus plan; (iv) participate in the Corporation's stock option plans; and (v) vacation leave. In addition, Mr. Tjian is entitled to receive severance pay equal to his annual base salary for one year if his position is eliminated as a result of a change of control.

                     BOARD COMPENSATION COMMITTEE REPORT

   The Board, operating through its Employee Benefits and Compensation Committee, has established an executive compensation program and determines annual compensation for executives based on performance. This executive compensation program and annual evaluation process establishes a competitive base salary for each executive and offers incentive compensation which can provide additional compensation if established performance measures are achieved. This additional compensation can be in the form of short-term annual cash bonuses, long-term stock options and long-term restricted performance shares.

   As described in the Summary Compensation Table above, each named executive receives a monthly base salary, and is eligible to receive an annual cash bonus, an annual grant of stock options and an annual grant of restricted performance shares. Corporate performance measures are established each year based on the Corporation's objectives. The extent to which these objectives are achieved determines if and what size the annual option grants and restricted performance share grants will be. Achievement of these annual performance measures also determines between 55% and 80% of the annual cash bonus to be paid to each named executive, with the remaining 20% to 45% determined by individual and division performance.

   Corporate performance measures for 1995, which determined January 1996 cash bonuses, option grants and restricted performance share grants, were to:

  o successfully merge PV Financial, CapitolBank Sacramento and North Bay Bancorp into the Corporation;
  o reach target levels of return on equity, return on assets and earnings per share;
  o  maintain credit quality measures at established levels;
  o hold noninterest expenses below a specified level and maintain satisfactory audit results; and
  o improve assets per employee and revenues per employee to specified levels.

   Corporate performance measures for 1994, which determined January 1995 cash bonuses, option grants and restricted performance share grants, were to:

  o reach target levels of return on equity, return on assets and earnings per share;
  o  maintain credit quality measures at established levels;
  o hold noninterest expenses below a specified level and maintain satisfactory audit results; and
  o  increase low cost deposits and loan volumes.

   Additional corporate performance objectives for a three-year period are established by the Employee Benefits and Compensation Committee to accompany each grant of restricted performance shares. Whether each grant vests three years following the grant is determined by achievement of these preestablished, three-year performance objectives.

   The Chief Executive Officer's base salary in 1995 of $272,016 was established at a level judged to be competitive with comparable positions at other financial institutions. The Chief Executive Officer's $232,800 cash bonus earned in 1995 (included in the Summary Compensation Table listed above) and paid in January of 1996 was related 80% to the achievement of the 1995 corporate goals listed above and 20% to achievement of individual management goals. Individual management goals achieved in 1995 included satisfactory results from regulatory examinations, satisfactory internal controls and satisfactory progress on acquisitions. Compared to the 1995 corporate objectives listed above, the
Corporation:

  o  successfully completed three mergers;

  o exceeded its targeted  profitability  objectives;
  o improved credit quality  measures to better than established levels;
  o outperformed noninterest expense  and control goals; and
  o improved  efficiency measures to better than targeted  levels.

   The Chief Executive Officer's receipt, pursuant to the 1985 Stock Option Plan, of 24,600 nonqualified stock options and 8,450 restricted performance shares in January 1995 was related to achievement of the 1994 corporate performance measures listed above. Compared to the 1994 corporate objectives listed above, the Corporation:

  o exceeded its targeted profitability goals;
  o improved  credit  quality  measures to better  than  established  levels;
  o outperformed  noninterest  expense and control goals;  and
  o fell short of low  cost deposit growth goals and commercial loan goals.

     Other

   In 1993, the IRC was amended to add section 162(m). Section 162(m) places a limit of $1,000,000 on the amount of compensation that may be deducted by the Corporation in any year with respect to certain of the Corporation's highest paid executives. The Corporation intends generally to qualify compensation paid to executive officers for deductibility under the IRC, including new section 162(m).

   The Employee Benefits and Compensation Committee believes that the foregoing compensation programs and policies provide competitive levels of compensation, encourage long-term performance and promote management retention while further aligning shareholders' and managements' interests in the performance of the Corporation and the Corporation's Common Stock.

   Members of the Employee Benefits and Compensation Committee as of January 25, 1996 were: Patrick D. Lynch, Chairman, Etta Allen, Don Emerson, Arthur C. Latno, Jr., Catherine Cope MacMillan and Ronald A. Nelson.

                         STOCK PERFORMANCE CHART((1))


(The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T)


                                        Cumulative Total Return
                              -----------------------------------------------
                              1990    1991     1992     1993     1994    1995
                              ----    ----     ----     ----     ----    ----
Westamerica Bancorporation     100    128      156      183      204      303
Western Bank Monitor           100    109      119      143      148      212
S&P 500 Index                  100    126      132      141      139      187





(1) Assumes $100 invested on December 31, 1990 in the Corporation's Common Stock, the S&P 500 composite stock index and Montgomery Securities' index of Western bank stocks, with reinvestment of dividends.
(2) Source: Montgomery Securities' Western Bank Monitor--Western Bank Monitor Industry Proxy.

                             APPROVAL OF AUDITORS

   The Board has selected KPMG Peat Marwick LLP as independent auditor for the Corporation for the 1996 fiscal year, subject to the approval of the shareholders. KPMG Peat Marwick LLP has informed the Corporation that it has had no connection during the past three years with the Corporation or its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

   Representatives of KPMG Peat Marwick LLP will be present at the Meeting with the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions.

                             SHAREHOLDER PROPOSAL

SHAREHOLDER'S PROPOSAL TO CHANGE METHOD OF COMPENSATING THE DIRECTORS OF THE CORPORATION

   The Corporation has been advised that Mr. Emil Rossi, P.O. Box 249, Boonville, California 95415 intends to present a proposal at the Meeting. Mr. Rossi is the custodian of 400 shares of the Corporation's Common Stock held by a minor under the Uniform Gift to Minors Act. The proposal and supporting statement submitted by Mr. Rossi are quoted below. The Board opposes the proposal for the reasons stated below.

SHAREHOLDER PROPOSAL

     The shareholders of Westamerica Corporation [sic] request the Board of Directors take the necessary steps to amend the company's governing instruments to adopt the following:

     Beginning on the 1997 Westamerica Corporation [sic] fiscal year all members of the Board of Director shall be paid in shares of Westamerica and no other compensation. These shares to be held until a director leaves the board.

SHAREHOLDER'S SUPPORTING STATEMENT

   This proposal makes each board member wholly tied to the fortunes of the company, as it should be. These are the people responsible for making sure the company is on the right track. It is their responsibility to reward good performance by the managers and to replace them if incompetent. Human nature being what it is, the directors will only make the hard choices if they have a substantial stake in the company and have to hold those shares for the long term. A board member can always borrow money against their shares using the shares as collateral, but they will still be tied to the companies [sic] fortunes and that's how it should be. We hear from management we have to pay in cash because some directors might need the money urgently and we could not get successful people, if paid in stock. If they do not have enough money or could not borrow the money for their every day living, they must not be very successful and we do not need them. These people all have other sources of income. This is a business not a charity.

BOARD OF DIRECTORS' STATEMENT IN OPPOSITION TO SHAREHOLDER PROPOSAL

   The Board recommends that the shareholders vote AGAINST this proposal.

   The Board agrees that the Corporation is a business and not a charity. The Board believes the Stock Performance Chart on page 13 of this Proxy Statement illustrates that the Board has successfully managed the Corporation with the interests of the shareholders in mind. The Board believes the Corporation's current compensation package for its directors encourages and mandates the type of accountability that the shareholder desires. Moreover, well settled legal standards concerning the duties of directors to manage the affairs of the Corporation on a basis believed by them, in good faith, to be in the best interests of the Corporation and its shareholders already provide the framework for the proper performance of each director's duties.

   The Corporation's directors include men and women who are leaders in a wide range of business fields. The experience and varied perspectives they bring to the Board's deliberations are critical in making informed, reasoned policy decisions on the diverse and complex issues with which the Board must deal. In order for the Corporation to attract and retain highly qualified individuals to serve on the Board, the Corporation believes it must provide compensation to its directors commensurate with that which is provided by other public companies.

   In California, the majority of public corporations compensate their directors with cash payments as well as other benefits. During 1995, each of the directors of the Corporation received an annual retainer of $14,000. In addition, each director received $1,000 for each meeting of the Board that he or she attended. Nonemployee directors received $500 for each committee meeting attended and the chairman of each committee received an additional $250 for each committee meeting attended. As Chairman of the

Board, David L. Payne is compensated as an employee and does not receive any annual retainer or a director's fee for attending Board or committee meetings. The average outside director spends 12-20 hours per month on Corporation matters (the hours vary depending upon the number of committees a director is a member of), and travels 12 times (meetings are monthly) per year to Board and committee meetings (the Board and the various committee meetings take place over a two-day period). Since the time a director spends on Corporation matters and travel is time away from that director's principal occupation or business, the Corporation compensates its directors in cash payments just as a shareholder would expect to be compensated for services which he or she provides to a business employing him or her.

   The supporting statement to Mr. Rossi's proposal implies that the director's existing interest in the Corporation is limited to receiving an annual retainer and a director's fee for attending Board and committee meetings. In fact, the members of the Board have a significant ownership interest in the Corporation. The directors of the Corporation, as of February 1, 1996, beneficially owned in the aggregate approximately 394,000 shares or 3.8% of the outstanding shares of the Corporation's Common Stock on that date. The Corporation currently requires that each director own at least $1,000 worth of the Corporation's stock. The Board believes that requiring a director to hold his or her shares until he or she leaves the Board is an unnecessary restriction which does not increase a director's commitment to the Corporation beyond the strong sense of commitment which each director already possesses.

   THE BOARD THEREFORE RECOMMENDS A VOTE AGAINST THE ABOVE SHAREHOLDER
PROPOSAL.

                                OTHER MATTERS

   Management of the Corporation does not know of any matters to be presented at the Meeting other than those specifically referred to herein. If any other matters should properly come before the Meeting or any adjournment thereof, the persons named in the enclosed proxy intend to vote thereon in accordance with their best business judgment.

   For a matter to be  properly  brought  before the  Meeting by a  shareholder, section 2.02 of the Corporation's Bylaws ("Section 2.02") provides that the shareholder must deliver or mail a written notice to the Secretary (or Assistant Secretary) of the Corporation not less than 14 days nor more than 50 days prior to the Meeting. Section 2.02 also provides that the notice must set forth as to each matter that the shareholder proposes to bring before the Meeting a brief description of the business desired to be brought before the Meeting and the reasons for conducting such business at the Meeting, the name and residence address of the shareholder proposing such business, the number of shares that are owned by the shareholder and any material interest of the shareholder in such business.

   The cost of the solicitation of proxies in the accompanying form, including, but not limited to, the cost of a proxy solicitation firm, will be borne by the Corporation. The Corporation has retained the services of Corporate Investor Communications, Inc. to assist in the solicitation of proxies at a cost not to exceed $5,500 plus reasonable out-of-pocket expenses. The Corporation will reimburse banks, brokers and others holding stock in their names or names of nominees or otherwise for reasonable out-of-pocket expenses incurred in sending proxies and proxy materials to the beneficial owners of such stock.

                                   BY ORDER OF THE BOARD OF
                                   DIRECTORS

                                   /s/ Mary Anne Bell

                                   Mary Anne Bell
                                   Acting Secretary

Dated: March 20, 1996

                                                                      APPENDIX A

PROXY                     WESTAMERICA BANCORPORATION                     PROXY

                       CONFIDENTIAL VOTING INSTRUCTIONS
       TO THE TRUSTEE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                          WESTAMERICA BANCORPORATION

           FOR THE ANNUAL MEETING OF SHAREHOLDERS ON APRIL 23, 1996

   The undersigned holder hereby authorizes and instructs the Trustee of the Westamerica Bancorporation Tax Deferred Savings/Retirement Plan to represent and vote, as designated below, all shares of Common Stock of Westamerica Bancorporation which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of said corporation to be held at the Showcase Theatre, Marin Center, San Rafael, California at 7:30 p.m. on Tuesday, April 23, 1996 and any postponement or adjournment thereof.

   These confidential voting instructions to the Trustee, when properly executed, will be voted as directed herein by the undersigned shareholder. IF NO INSTRUCTIONS ARE RECEIVED, THE TRUSTEE WILL VOTE ALL OF THE SHARES FOR WHICH YOU ARE ENTITLED TO PROVIDE INSTRUCTION IN THE SAME PROPORTION AS SHARES FOR WHICH INSTRUCTIONS ARE RECEIVED. The Trustee may vote according to its discretion on any other matter which may properly come before the meeting.

     PLEASE MARK, SIGN, DATE AND MAIL THESE CONFIDENTIAL VOTING INSTRUCTIONS
                     PROMPTLY, USING THE ENCLOSED ENVELOPE.


                (Continued, and to be signed on the other side)

The Board of Directors recommends a vote FOR items 1 and 2.
The Board of Directors recommends a vote AGAINST item 3.
                                                                                                         FOR     AGAINST    ABSTAIN
Item 1--ELECTION OF DIRECTORS                             WITHOLD     Item 2--APPROVAL OF AUDITORS.     [   ]     [   ]      [   ]
        Etta Allen, Louis E. Bartolini,           FOR     FOR ALL     Item 3--SHAREHOLDER'S PROPOSAL    [   ]     [   ]      [   ]
        Charles I. Daniels, Jr., Don             [   ]     [   ]              CONCERNING CHANGING
        Emerson, Arthur C. Latno, Jr.,                                        METHOD OF COMPENSATION
        Patrick D. Lynch, Catherine C. MacMillan,                             FOR  DIRECTORS.
        Dwight H. Murray, Jr., Ronald A. Nelson,
        Carl R. Otto, David L. Payne, Edward B. Sylvester             I PLAN TO ATTEND MEETING                               [   ]
                                                                      If you check this box to the right
WITHHELD FOR: (Write that nominee's name in the                       an admission card will be sent to you.
space provided below).

-------------------------------------------------





SIGNATURE(S)                                                                                                  DATE
            ---------------------------------------------------------------------------------                     -----------------
NOTE: PLEASE SIGN AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE
OR GUARDIAN, PLEASE GIVE FILL TITLE AS SUCH.
Receipt is acknowledged of the Proxy Statement for the meeting. Whether or not you expect to attend the meeting, you are urged to execute and return this Proxy, which may be revoked at any time prior to its use.


                                  WESTAMERICA
                                 BANCORPORATION

                                                                  March 20, 1996
Dear Participant:

   As a participant in the Westamerica Bancorporation Tax Deferred Savings/Retirement Plan (the "Plan"), you have an interest in the Annual Meeting of Shareholders of Westamerica Bancorporation which will be held on Tuesday, April 23, 1996 (the "Meeting"). You may direct the Trustee of the Plan how to vote all full and fractional shares of Westamerica Bancorporation stock standing to the credit of your individual account(s) (from the
Supplemental Retirement Plan Account, Employer Matching Contributions and Employee Contributions) as of December 31, 1995, and your pro rata share of any unallocated shares held by the Plan as of March 1, 1996.

   For your information, we have enclosed a copy of the Proxy Statement and the Annual Report supplied to shareholders of Westamerica Bancorporation. The enclosed Proxy Statement describes three proposals to be voted on by the shareholders of Westamerica Bancorporation at the Meeting. The Board of Directors of Westamerica Bancorporation recommends a vote FOR PROPOSALS 1 AND 2 and AGAINST PROPOSAL 3. Please instruct the Trustee how to vote on these proposals by indicating your selection on the above Proxy. The Trustee will keep your individual instructions confidential and will not disclose them to Westamerica Bancorporation or its officers and directors.

   If the Trustee does not receive written instructions from you before the close of business on April 16, 1996, it will vote all of the shares for which you are entitled to provide instruction in the same proportion as shares for which instructions are received. Under the terms of the Plan, with respect to fractional shares in plan accounts (from the Supplemental Retirement Plan
Account, Employer Matching Contributions and Employee Contributions), the Trustee may pool the results of instructions received from all participants to whom fractional shares have been allocated and vote such shares accordingly.

   The Trustee may also use its discretion in voting on any other business which may properly be brought before the Meeting (or any adjournment thereof) that was not specified in the Notice of Annual Meeting of Shareholders. Please instruct the Trustee how to vote your shares. A return envelope is enclosed for your convenience.

                                Sincerely yours,

                                /s/ Mary Anne Bell

                                Mary Anne Bell
                                Acting Secretary

PROXY                     WESTAMERICA BANCORPORATION                     PROXY
            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                          WESTAMERICA BANCORPORATION
           FOR THE ANNUAL MEETING OF SHAREHOLDERS ON APRIL 23, 1996

   The undersigned holder hereby authorizes A. Latno, Jr., R. Nelson and E. Sylvester, each with full power of substitution, to represent and vote, as designated on the reverse side, all shares of Common Stock of Westamerica Bancorporation which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of said corporation to be held at the Showcase Theatre, Marin Center, San Rafael, California at 7:30 p.m. on Tuesday, April 23, 1996, upon the matters set forth on the reverse side of this Proxy and described in the accompanying Proxy Statement and upon such other business as may properly come before the meeting or any postponement or adjournment thereof.

   This Proxy, when properly executed, will be voted as directed herein by the undersigned shareholder. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES, FOR ITEM 2 AND AGAINST ITEM 3.

           PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY, USING
                             THE ENCLOSED ENVELOPE.

The Board of Directors recommends a vote FOR items 1 and 2.
The Board of Directors recommencs a vote AGAINST item 3.
                                                                                                      FOR     AGAINST    ABSTAIN
Item 1--ELECTION OF DIRECTORS                             WITHOLD     Item 2--APPROVAL OF AUDITORS.  [   ]     [   ]      [   ]
        Etta Allen, Louis E. Bartolini,           FOR     FOR ALL     Item 3--SHAREHOLDER'S PROPOSAL [   ]     [   ]      [   ]
        Charles I. Daniels, Jr., Don             [   ]     [   ]              CONCERNING CHANGING
        Emerson, Arthur C. Latno, Jr.,                                        METHOD OF COMPENSATION
        Patrick D. Lynch, Catherine C. MacMillan,                             FOR  DIRECTORS.
        Dwight H. Murray, Jr., Ronald A. Nelson,
        Carl R. Otto, David L. Payne, Edward B. Sylvester             I PLAN TO ATTEND MEETING                            [   ]
                                                                      If you check this box to the right
WITHHELD FOR: (Write that nominee's name in the                       an admission card will be sent to you.
space provided below).

-------------------------------------------------                     Discontinue mailing Annual Report                   [   ]
                                                                      subject to Proxy regulations.

                                                                      I have made an address change                       [   ]
                                                                      or comment on the reverse side of this Proxy.


SIGNATURE(S)                                                                                                  DATE
            ---------------------------------------------------------------------------------                     -----------------
NOTE: PLEASE SIGN AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE
OR GUARDIAN, PLEASE GIVE FILL TITLE AS SUCH.
Receipt is acknowledged of the Proxy Statement for the meeting. Whether or not you expect to attend the meeting, you are urged to execute and return this Proxy, which may be revoked at any time prior to its use.


                       MEETING TICKET REQUEST INSTRUCTIONS

                           Westamerica Bancorporation
                         Annual Meeting of Shareholders

                       7:30 P.M., Tuesday, April 23, 1996

                       The Showcase Theatre, Marin Center
                             San Rafael, California


You can avoid registration lines by obtaining tickets in advance. If you plan to attend the Meeting, please mark the "I Plan to Attend Meeting" box on your Proxy and return it in the enclosed pre-addressed return envelope to Westamerica Bancorporation, c/o Chemical Mellon Shareholder Services, Proxy Processing, Church Street Station, P.O. Box 1520, New York, NY 10277-1520. You will be mailed a ticket entitling admission for two people.



-------------------------------------------------------------------------------

Because of seating limitations, your ticket is valid for admission of up to two people. If you desire additional tickets, please call Westamerica Bancorporation at (415) 257-8024.



                    Do not return this card with your Proxy

S
H     This is your ticket for the Westamerica Bancorporation Annual Meeting of
A     Shareholders, 7:30 P.M., Tuesday, April 23, 1996, at the Showcase Theatre,
R     Marin Center, San Rafael, California. With your ticket you can bypass the
E     registration process and go directly into the meeting.
H
O     Only shareholders of record as of March 1, 1996, or their proxies, may
L     address the meeting.
D
E     Thank you for your interest in Westamerica Bancorporation. We look forward
R     to seeing you on April 23rd.
/
G
U                                 ADMITS TWO
E
S     Please indicate number attending
T                                        -----------------

M     WESTAMERICA BANCORPORATION
E     Attn: Corporate Secretary
E     1108 Fifth Avenue
T     San Rafael, CA  94901
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